                                                            Annual Report
                                                            as of April 30, 2000


                                   Evergreen
                                        Quality Income Fund


                           [LOGO OF EVERGREEN FUNDS]

                                                  [SEAL OF MUTUAL SERVICE AWARD]

                               Table of Contents

Letter to Shareholders ....................................................    1

Quality Income Fund
Fund at a Glance ..........................................................    2
Portfolio Manager Interview ...............................................    3

Financial Highlights ......................................................    5
Schedule of Investments ...................................................    7
Statement of Assets and Liabilities .......................................   10
Statements of Operations ..................................................   11
Statements of Changes in Net Assets .......................................   12
Notes to Financial Statements .............................................   13
Independent Auditors' Report ..............................................   20

                                Evergreen Funds

Evergreen Funds is one of the nation's fastest growing investment companies with approximately $80 billion in assets under management.

With over 80 mutual funds to choose among and acclaimed service and operations capabilities, investors enjoy a broad range of quality investment products and services designed to meet their needs.

The Evergreen Funds employ intensive, research-driven investment strategies executed by over 90 research analysts and portfolio managers. The fund company remains dedicated to meeting the needs of investors and their advisors in a global economy. Look to Evergreen Funds to provide a distinctive level of service and excellence in investment management.

This annual report must be preceded or accompanied by a prospectus of an Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.


                    ------------------------------------------------------------
   Mutual Funds:    NOT FDIC INSURED      MAY LOSE VALUE     NOT BANK GUARANTEED
                    ------------------------------------------------------------

                           Evergreen Distributor,Inc.
   Evergreen Funds(SM)is a service mark of Evergreen Investment Services, Inc.

                             Letter to Shareholders
                             ----------------------
                                    June 2000

    [PHOTO]

William M. Ennis
President and CEO

Dear Evergreen Shareholders,

We are pleased to provide the Evergreen Quality Income Fund annual report, which covers the seven-month period ended April 30, 2000.

U.S. Bond Markets Experience Volatility

The bond market environment has suffered a great deal of volatility and unpredictability for the past seven-month period. The Federal Reserve Board increased interest rates three times during the period as a response to a potential inflationary environment. In addition, the Treasury's announcement of a plan to curtail new and existing supplies of long-term government bonds led investors to seek longer-term issues in anticipation of possible shortages. These factors contributed to an abnormal investment environment where longer-term bonds paid lower rates than short-term bonds, this is also known as an "inverted yield curve". Amidst this volatile environment, we still believe that bonds are relatively attractive over the long term.

We believe that sound investing is about taking steps to meet your long-term financial needs and goals. We remind you to take advantage of your financial advisor's expertise to develop and refine a financial plan that will enable you to meet your objectives. Evergreen Funds offers a broad mix of stock, bond and money market funds that could make it simple for you to choose the most appropriate for your portfolio.

Website Enhancements

Please visit our enhanced website, evergreen-funds.com, for more information about Evergreen Funds. The site offers an array of helpful information including an investment education center, interactive calculators to assist your investment planning and general information about Evergreen Funds.

Thank you for your continued investment in Evergreen Funds.

Sincerely,

/s/ William M. Ennis

William M. Ennis
President and CEO
Evergreen Investment Company, Inc.

                                    EVERGREEN
                               Quality Income Fund
                      Fund at a Glance as of April 30, 2000

                             Portfolio Management
                             --------------------

                   P.Michael Jones,     Timothy E.Anderson,
                          CFA                    CFA
                  Tenure:  March 1995     Tenure:  June 1998


                     Jan.J Buskop,         Dennis L.Clary,
                          CFA                    CFA
                   Tenure:  March 1999     Tenure:  May 1998


                               Todd C.Kuimjian,
                                      CPA
                             Tenure:  January 1997

--------------------------------------------------------------------------------
                           CURRENT INVESTMENT STYLE
--------------------------------------------------------------------------------

[STYLE BOX]

Morningstar's Style Box is based on a portfolio date as of 4/30/2000.

The Fixed-Income Style Box placement is based on a fund's average effective maturity or duration and the average credit rating of the bond portfolio.

1 Source: 2000 Morningstar, Inc.

2 Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions.

Historical performance shown for Classes B and Y prior to their inception is based on the performance of Class A, one of the original classes offered along with Class C. These historical returns for Classes B and Y have not been adjusted to reflect the effect of each Class' 12b-1 fees. These fees are 0.25% for Class A and 1.00% for Classes B and C. Class Y does not pay a 12b-1 fee. If these fees had been reflected, returns for Class B would have been lower while returns for Class Y would have been higher.

The advisor is waiving a portion of its advisory fee. Had the fee not been waived, returns would have been lower.


--------------------------------------------------------------------------------
                           PERFORMANCE AND RETURNS(2)
--------------------------------------------------------------------------------
Portfolio Inception Date: 4/29/1992  Class A    Class B     Class C    Class Y
Class Inception Date                4/29/1992  10/18/1999  4/29/1992  11/19/1997
--------------------------------------------------------------------------------
Average Annual Returns*
1 year with sales charge             -6.68%     -7.17%     -4.39%       n/a
1 year w/o sales charge              -2.01%     -2.43%     -2.55%     -2.47%
5 years                               4.35%      4.96%      4.82%      5.27%
Since Portfolio Inception             4.00%      4.55%      4.10%      4.57%
Maximum Sales Charge                  4.75%      5.00%      2.00%       n/a
                                    Front End    CDSC       CDSC
30-day SEC yield                      7.23%      6.83%      6.83%      7.98%
Distributions per share
for the period**                    $ 0.46     $ 0.37     $ 0.41     $ 0.50

* Adjusted for maximum applicable sales charge.

** For Class B, the period from the Class' inception on October 18, 1999 through April 30, 2000. For Class A, Class C and Class Y, for the seven-month period ended April 30, 2000.


--------------------------------------------------------------------------------
                                LONG TERM GROWTH
--------------------------------------------------------------------------------

          Evergreen Quality         Merrill Lynch 5-7            Consumer Price
          Income A Market Value     Yr Govt Value              Index - US Value
--------------------------------------------------------------------------------
4/30/92            9,518                   10,000                     10,000
4/30/93           10,197                   11,610                     10,323
4/30/94            9,988                   11,645                     10,566
4/30/95           10,537                   12,449                     10,889
4/30/96           11,346                   13,502                     11,204
4/30/97           12,167                   14,331                     11,484
4/30/98           13,247                   15,890                     11,649
4/30/99           13,969                   17,022                     11,914
4/30/00           13,685                   17,151                     12,302


Comparison of a $10,000 investment in Evergreen Quality Income Fund, Class A shares2, versus a similar investment in the Merrill Lynch 5-7 Year Treasury Index (ML5-7YTI) and the Consumer Price Index (CPI).

The ML5-7YTI is an unmanaged market index which does not include transaction costs associated with buying and selling securities or any mutual fund expenses. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

Funds that invest in high yield, lower-rated bonds may contain more risk due to increased possibility of default.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations.

U.S. government guarantees apply only to the underlying securities of the Fund's portfolio and not to the Fund's shares.

All data is as of April 30, 2000 and subject to change.

                                    EVERGREEN
                               Quality Income Fund
                           Portfolio Manager Interview

How did the Fund perform?

Evergreen Quality Income Fund Class A shares returned -0.20% for the seven-month period ended April 30, 2000, versus 0.12% generated by the Merrill Lynch 5-7 Year Treasury Index. The Fund's performance is before deduction of any applicable sales charges. We attribute the modest lag in performance to the Fund's orientation toward income and the index's heavier weighting in U.S. Treasuries. Securities that produce a higher level of income, such as mortgage-backed securities and corporate bonds, underperformed U.S. Treasuries in the second half of the Fund's fiscal period. During the past six months, investors witnessed a yield curve inversion, a rare market event in which 30-year securities yield less than instruments with shorter maturities.

The Fund's income orientation leads it to typically concentrate its investments in bonds with five- to ten-year maturities. Normally, these bonds offer the highest yield for their inherent interest rate risk. However, periods in which only 30-year securities appreciate in value, concentrating our investments in this segement of the curve can hurt relative performance.

                                   Portfolio
                                Characteristics
                                ---------------

Total Net Assets                                                   $147,977,587
Average Credit Quality                                                       A+
Effective Maturity                                                    7.8 years
Average Duration                                                      5.5 years

Why did the securities perform differently?

30-Year U.S. Treasuries benefited from a supply/demand imbalance that was unique to that sector and maturity range. As January 2000 came to a close, the U.S. Treasury announced plans to buy back as much as $30 billion in bonds in the 30-year maturity range and also curtail the size of future 30-year auctions. The announcement coincided with the purchase of a huge block of U.S. Treasuries in the same maturity range by one of the world's largest money managers. Many investors became concerned that a shortage of 30-year U.S. Treasuries could develop, igniting a rally that drove 30-year U.S. Treasury rates down to 5.84% from a high of nearly 6.75% during the period.

In contrast, interest rates in all other maturities rose, forcing bond prices lower. No longer concerned with Y2K, investors turned their attention to the economy's continued explosive growth and its implications for future inflation and interest rate hikes. Stock prices soared for most of the period, enhancing the "wealth effect" and adding to the economy's momentum. For the most part, however, inflation remained well-contained. Commodity and oil prices rose, but with the exception of oil prices, cost increases were not passed along to consumers.

Extraordinary demand and expectations of a continually lower supply of 30-year U.S. Treasuries drove yields lower and prices higher. At the same time, demand for higher income oriented bonds fell, forcing their prices lower and yields higher. The performance disparity that occurred between 30-Year U.S. Treasuries and income oriented bonds changed yield relationships between the sectors. Although 30-Year U.S. Treasuries outperformed income oriented securities, the changes in their respective yields laid the groundwork for longer-

                                    EVERGREEN
                               Quality Income Fund
                           Portfolio Manager Interview

term opportunity. By the end of the period, many mortgage-backed securities, corporate bonds and U.S. agency securities had begun to provide yield advantages over U.S. Treasuries that were extremely attractive by historical standards.

                                Top 5 Industries
                                ----------------
                    (as a percentage of 4/30/2000 net assets)

Collateralized Mortgage Obligations                                        26.1%
Mortgage-Backed Securities                                                 22.8%
Asset Backed Securities                                                    15.5%
Finance & Insurance                                                        11.1%
Telecommunication Services & Equipment                                      8.1%

What strategies did you use to manage the Fund in this difficult environment?

We maintained a longer-term perspective, believing the performance disparity between U.S. Treasuries and income oriented securities was temporary. We focused on monitoring yield changes to take advantage of the longer-term opportunities that short-term price fluctuations can create. Because we expected short-term rates to rise, we reduced the Fund's position in two-year maturities. We also increased our exposure to bonds in the five- to 10-year range, to increase yield. As the period came to a close, we added to the Fund's U.S. agency position because yield advantages in this sector reached extremely attractive levels. When yields on long-term bonds rose above 6.0%, we added some positions in 30-Year securities.

                                 Top 10 Holdings
                                 ---------------
                    (as a percentage of 4/30/2000 net assets)

                                                   Coupon   Maturity
                                                   ------   --------
FHLB                                               7.375%    2/12/2010      4.6%
Credit Suisse First Boston Mtge. Securities Corp.   7.18%    2/25/2018      4.2%
FNMA                                                8.50%     4/1/2030      3.8%
Norwest Asset Secs Corp.                            6.25%    9/25/2028      3.6%
General Electric Capital Mtge. Svcs., Inc.         6.265%    4/25/2029      3.0%
U.S. Treasury Bonds                                 5.25%    2/15/2029      2.8%
JC Penney Master Credit Card Trust                  5.50%    6/15/2007      2.5%
Green Tree Finl. Corp.                              6.13%    2/15/2019      2.5%
Enron Corp.                                        6.725%   11/17/2008      2.5%
Prudential Home Mtge Secs                           7.00%   11/25/2025      2.3%

What is your outlook for the bond market over the next six months?

We expect bond prices to fluctuate until the economy begins to cool. In our opinion, three factors could slow economic growth. First, further tightening moves by the Federal Reserve Board. Second, moderating gains and/or continued significant volatility in stock prices. Lastly, a dramatic rise in oil and gas prices. We believe the future course of interest rates depends on developments in each of these areas.

With the direction of interest rates uncertain, we intend to build returns by focusing on the attractive yield advantages offered by income oriented securities, particularly high quality bonds such as mortgage-backed securities and highly liquid corporate bonds. We think the market's fluctuations in the first quarter of 2000 created opportunity in these sectors, laying the groundwork for stronger performance in the months ahead.

                                   EVERGREEN
                              Quality Income Fund
                              Financial Highlights
                (For a share outstanding throughout each period)

                                                    Year Ended September 30,
                             Year Ended     ---------------------------------------------
                         April 30, 2000 (a)   1999      1998     1997     1996     1995
CLASS A SHARES (b)
Net asset value,
 beginning of period          $ 12.43       $  13.61   $ 13.18  $ 12.91  $ 13.29  $ 12.75
                              -------       --------   -------  -------  -------  -------
Income from investment
 operations
Net investment income            0.44           0.79      0.79     0.97     0.89     0.84
Net realized and
 unrealized gains or
 losses on securities
 and futures contracts          (0.46)         (1.18)     0.47     0.26    (0.37)    0.61
                              -------       --------   -------  -------  -------  -------
Total from investment
 operations                     (0.02)         (0.39)     1.26     1.23     0.52     1.45
                              -------       --------   -------  -------  -------  -------
Distributions to
 shareholders from
Net investment income           (0.43)         (0.79)    (0.83)   (0.96)   (0.90)   (0.91)
Tax return of capital           (0.03)             0         0        0        0        0
                              -------       --------   -------  -------  -------  -------
Total distributions to
 shareholders                   (0.46)         (0.79)    (0.83)   (0.96)   (0.90)   (0.91)
                              -------       --------   -------  -------  -------  -------
Net asset value, end of
 period                       $ 11.95       $  12.43   $ 13.61  $ 13.18  $ 12.91  $ 13.29
                              -------       --------   -------  -------  -------  -------
Total return*                   (0.20%)        (2.89%)    9.95%    9.86%    4.09%   11.82%
Ratios and supplemental
 data
Net assets, end of
 period (thousands)           $74,822       $103,794   $94,279  $53,176  $21,092  $24,472
Ratios to average net
 assets
 Expenses++                      1.63%**+       1.05%     1.05%    1.05%    1.05%    1.32%
 Net investment income           6.35%+         6.08%     5.73%    7.01%    6.84%    6.73%
Portfolio turnover rate            89%           171%      114%     100%     254%     368%

                                                               Year Ended
                                                           April 30, 2000 (c)
CLASS B SHARES
Net asset value, beginning of period                             $12.32
                                                                 ------
Income from investment operations
Net investment income                                              0.35
Net realized and unrealized gains or losses on securities
 and futures contracts                                            (0.35)
                                                                 ------
Total from investment operations                                      0
                                                                 ------
Distributions to shareholders from
Net investment income                                             (0.34)
Tax return of capital                                             (0.03)
                                                                 ------
Total distributions to shareholders                               (0.37)
                                                                 ------
Net asset value, end of period                                   $11.95
                                                                 ------
Total return*                                                      0.02%
Ratios and supplemental data
Net assets, end of period (thousands)                            $  457
Ratios to average net assets
 Expenses++                                                        2.36%**+
 Net investment income                                             5.60%+
Portfolio turnover rate                                              89%

(a) For the seven months ended April 30, 2000. The Fund changed its fiscal year end from September 30 to April 30, effective April 30, 2000.
(b) Effective October 18, 1999, shareholders of Mentor Quality Income Portfolio Class A, Class B and Class Y shares became owners of that number of full and fractional shares of Class A, Class C and Class Y shares, respectively, of Evergreen Quality Income Fund.
(c) For the period from October 18, 1999 (commencement of class operations) to April 30, 2000.
*   Excluding applicable sales charges.
**  Ratio of expenses to average net assets includes interest expense.
++ Ratio of expenses to average net assets includes fee waivers and excludes expense reductions.
+   Annualized.

                       See Notes to Financial Statements.

                                   EVERGREEN
                              Quality Income Fund
                              Financial Highlights
                (For a share outstanding throughout each period)

                                                    Year Ended September 30,
                             Year Ended     ---------------------------------------------
                         April 30, 2000 (a)  1999       1998     1997     1996     1995
CLASS C SHARES (b)
Net asset value,
 beginning of period          $ 12.43       $ 13.61   $  13.18  $ 12.93  $ 13.31  $ 12.76
                              -------       -------   --------  -------  -------  -------
Income from investment
 operations
Net investment income            0.37          0.71       0.72     0.86     0.84     0.79
Net realized and
 unrealized gains or
 losses on securities
 and futures contracts          (0.44)        (1.16)      0.48     0.30    (0.38)    0.61
                              -------       -------   --------  -------  -------  -------
Total from investment
 operations                     (0.07)        (0.45)      1.20     1.16     0.46     1.40
                              -------       -------   --------  -------  -------  -------
Distributions to
 shareholders from
Net investment income           (0.38)        (0.73)     (0.77)   (0.91)   (0.84)   (0.85)
Tax return of capital           (0.03)            0          0        0        0        0
                              -------       -------   --------  -------  -------  -------
Total distributions to
 shareholders                   (0.41)        (0.73)     (0.77)   (0.91)   (0.84)   (0.85)
                              -------       -------   --------  -------  -------  -------
Net asset value, end of
 period                       $ 11.95       $ 12.43   $  13.61  $ 13.18  $ 12.93  $ 13.31
                              -------       -------   --------  -------  -------  -------
Total return*                   (0.62%)       (3.34%)     9.46%    9.29%    3.57%   11.33%
Ratios and supplemental
 data
Net assets, end of
 period (thousands)           $72,698       $97,403   $112,901  $75,046  $58,239  $62,155
Ratios to average net
 assets
 Expenses++                      2.35%**+      1.55%      1.55%    1.55%    1.55%    1.74%
 Net investment income           5.60%+        5.57%      5.22%    6.51%    6.36%    6.24%
Portfolio turnover rate            89%          171%       114%     100%     254%     368%

                                                             Year Ended
                                                            September 30,
                                           Year Ended      -----------------
                                       April 30, 2000 (a)#  1999    1998 (c)
CLASS Y SHARES (b)
Net asset value, beginning of period         $13.09        $13.69    $13.20
                                             ------        ------    ------
Income from investment operations
Net investment income                          0.50          0.84      0.78
Net realized and unrealized gains or
 losses on securities and futures
 contracts                                    (0.59)        (1.20)     0.39
                                             ------        ------    ------
Total from investment operations              (0.09)        (0.36)     1.17
                                             ------        ------    ------
Distributions to shareholders from
Net investment income                         (0.47)        (0.24)    (0.68)
Tax return of capital                         (0.03)            0         0
                                             ------        ------    ------
Total distributions to shareholders           (0.50)        (0.24)    (0.68)
                                             ------        ------    ------
Net asset value, end of period               $12.50        $13.09    $13.69
                                             ------        ------    ------
Total return                                  (0.73%)       (2.63%)    8.94%
Ratios and supplemental data
Net assets, end of period (thousands)        $    1        $    1    $    1
Ratios to average net assets
 Expenses++                                    1.18%**+      0.80%     0.80%+
 Net investment income                         6.65%+        6.30%     7.09%+
Portfolio turnover rate                          89%          171%      114%

(a) For the seven months ended April 30, 2000. The Fund changed its fiscal year end from September 30, to April 30, effective April 30, 2000.
(b) Effective October 18, 1999, shareholders of Mentor Quality Income Portfolio Class A, Class B and Class Y shares became owners of that number of full and fractional shares of Class A, Class C and Class Y shares, respectively, of Evergreen Quality Income Fund. Additionally, the accounting and perfor-mance history of Class B of Mentor Quality Income Portfolio was redesignated as Class C of Evergreen Quality Income Fund.
(c) For the period from November 19, 1997 (commencement of class operations) to September 30, 1998.
# Net investment income is based on average shares outstanding throughout the period.
*   Excluding applicable sales charges.
**  Ratio of expenses to average net assets includes interest expense.
++ Ratio of expenses to average net assets includes fee waivers and excludes expense reductions.
+   Annualized.

                       See Notes to Financial Statements.

                                   EVERGREEN
                              Quality Income Fund
                            Schedule of Investments
                                 April 30, 2000

 Principal
   Amount                                                             Value

 ASSET-BACKED SECURITIES - 15.5% (a)
            Advanta Mtge. Loan Trust:
 $  702,051  Ser. 1993-3, Class A-5,
             5.55%, 1/25/2025...................................   $    664,018
    534,112  Ser. 1993-4, Class A-2,
             5.55%, 3/25/2010...................................        518,128
    432,983 AFG Receivables Trust,
             Ser. 1997-B, Class C,
             7.00%, 2/15/2003...................................        431,305
  2,535,000 Capital One Master Trust,
             Ser. 1998-4, Class A,
             5.43%, 1/15/2007...................................      2,371,505
  6,500,000 Credit Suisse First Boston Mtge. Secs. Corp.,
             Ser. 1996-2, Class A-6,
             7.18%, 2/25/2018...................................      6,218,712
    873,250 Equifax Credit Corp. Home Equity Loan Trust
             Ser. 1994-1, Class B,
             5.75%, 3/15/2009...................................        847,991
    101,013 Fifth Third Bank Auto Grantor Trust,
             Ser. 1996-A, Class A,
             6.20%, 9/15/2001...................................        101,013
  3,900,000 Green Tree Finl. Corp.,
             Ser. 1999-A, Class A-5,
             6.13%, 2/15/2019...................................      3,719,449
  4,000,000 J.C. Penney Master Credit Card Trust,
             Ser. E, Class A,
             5.50%, 6/15/2007...................................      3,762,980
  1,989,256 Northwest Airlines Corp.,
             Ser. 1999-2, Class B,
             7.95%, 3/1/2015....................................      2,022,248
  2,500,000 Saxon Asset Secs. Trust, Ser.
             1999-2, Class A-6,
             6.415%, 3/25/2014..................................      2,333,863
                                                                   ------------
            Total Asset-Backed Securities
             (cost $23,988,474).................................     22,991,212
                                                                   ------------
 COLLATERALIZED MORTGAGE OBLIGATIONS - 26.1% (a)
            Bank America Mtge. Secs., Inc.:
    400,114  Ser. 1998-3,
             6.50%, 7/25/2013...................................        379,253
    617,687  Ser. 1998-3, Class 2M,
             6.50%, 7/25/2013...................................        570,814
  1,989,401  Ser. 1999-3, Sub. Class B-1,
             6.25%, 5/25/2014...................................      1,804,257
    929,026  Ser. 1999-3, Sub. Class B-2,
             6.25%, 5/25/2014...................................        848,069
            Chase Mtge. Fin. Trust:
  2,666,321  Ser. 1993-L, Class 2-M,
             7.00%, 10/25/2024..................................      2,502,249
  2,501,910  Ser. 1999-S, Class M,
             6.50%, 10/25/2014..................................      2,290,242
            Citicorp Mtge. Secs., Inc.:
        903  Ser. 1999-8, Class B-1,
             6.25%, 10/25/2029..................................            781
      3,612  Ser. 1999-8, Class M,
             6.25%, 10/25/2029..................................          3,152
            General Electric Capital Mtge. Svcs., Inc.:
  1,573,558  Ser. 1993-18, Class B-1,
             6.00%, 2/25/2009...................................      1,479,845
    680,458  Ser. 1998-1, Class M,
             6.75%, 1/25/2013...................................        638,777

 Principal
   Amount                                                             Value

 COLLATERALIZED MORTGAGE OBLIGATIONS - continued
            General Electric Capital Mtge.
             Svcs., Inc. - continued
 $1,069,225  Ser. 1998-11, Class 3-M,
             6.50%, 6/25/2013...................................   $    988,696
  4,750,000  Ser. 1999-H, Class A-7,
             6.265%, 4/25/2029..................................      4,418,616
    178,317 Key Auto Fin. Trust,
             Ser. 1997-2, Class A-4,
             6.15%, 10/15/2001..................................        178,384
            Nationsbanc Montgomery Funding:
  2,553,419  Ser. 1998-4,
             6.25%, 10/25/2028..................................      2,205,784
  2,920,530  Ser. 1998-5, Class B,
             6.00%, 11/25/2013..................................      2,627,836
            Norwest Asset Secs. Corp.:
  6,027,068  6.25%, 9/25/2028...................................      5,303,845
  1,642,423  6.50%, 2/25/2028...................................      1,484,069
  1,599,830  7.00%, 9/25/2011...................................      1,529,349
            Prudential Home Mtge. Secs.:
  1,345,927  Ser. 1993-18, Class M,
             7.00%, 6/25/2023...................................      1,277,776
  1,422,680  Ser. 1995-5, Class B-1,
             7.25%, 9/25/2025...................................      1,366,586
  2,508,660  Ser. 1995-5, Class M,
             7.25%, 9/25/2025...................................      2,390,289
  3,602,384  Ser. 1995-7, Class M,
             7.00%, 11/25/2025..................................      3,388,492
  1,110,748  Ser. 1996-4, Class B-1,
             6.50%, 4/25/2026...................................      1,006,388
                                                                   ------------
            Total Collateralized Mortgage Obligations
             (cost $41,007,635).................................     38,683,549
                                                                   ------------
 CORPORATE BONDS - 33.5%
            Airlines - 1.4%
  2,400,000 Delta Air Lines, Inc.,
             8.30%, 12/15/2029..................................      2,114,681
                                                                   ------------
            Cable/Other Video Distribution - 3.7%
  1,400,000 Century Communications Corp.,
             9.50%, 8/15/2000...................................      1,410,514
  1,200,000 Charter Communications,
             8.625%, 4/1/2009...................................      1,054,500
    750,000 CSC Holdings, Inc.,
             9.875%, 5/15/2006..................................        768,750
    500,000 Telewest Communications, PLC,
             0.00%, 10/1/2007 (b).. ............................        472,500
  2,000,000 Time Warner, Inc.,
             6.875%, 6/15/2018..................................      1,753,146
                                                                   ------------
                                                                      5,459,410
                                                                   ------------
            Chemical & Agricultural Products - 0.4%
    525,000 Lyondell Chemical Co., Ser. B,
             9.875%, 5/1/2007...................................        519,094
                                                                   ------------
            Communication Systems & Services - 1.9%
    625,000 Adelphia Communications Corp.,
             9.875%, 3/1/2005...................................        615,625

                                   EVERGREEN
                              Quality Income Fund
                      Schedule of Investments (continued)
                                 April 30, 2000

 Principal
   Amount                                                             Value

 CORPORATE BONDS - continued
            Communication Systems & Services - continued
 $  420,000 Microcell Telecommunications, Inc.,
             Ser. B,
             0.00%, 6/1/2006 (b)................................   $    381,150
    750,000 Nextel Communications, Inc.,
             Sr. Disc. Notes, Step Bond,
             0.00%, 9/15/2007 (b)...............................        571,875
  1,250,000 Rogers Cantel, Inc.,
             8.80%, 10/1/2007...................................      1,193,750
                                                                   ------------
                                                                      2,762,400
                                                                   ------------
            Diversified Companies - 1.7%
  2,500,000 Duke Capital Corp.,
             8.00%, 10/1/2019...................................      2,459,035
                                                                   ------------
            Electronic Equipment & Services - 2.1%
    800,000 Amkor Technology, Inc.,
             9.25%, 5/1/2006....................................        788,000
  2,450,000 FPL Group Capital, Inc.,
             7.375%, 6/1/2009...................................      2,351,030
                                                                   ------------
                                                                      3,139,030
                                                                   ------------
            Finance & Insurance - 7.6%
  2,400,000 ERAC USA Fin. Co.,
             7.95%, 12/15/2009 (c),.............................      2,284,906
  2,000,000 Ford Motor Credit Co.,
             7.375%, 10/28/2009.................................      1,943,020
  3,130,000 National Rural Util. Coop. Fin.,
             5.70%, 1/15/2010...................................      2,698,320
  2,400,000 Paine Webber Group, Inc.,
             7.625%, 12/1/2009..................................      2,281,742
  2,000,000 Salomon, Inc.,
             7.30%, 5/15/2002...................................      1,993,072
                                                                   ------------
                                                                     11,201,060
                                                                   ------------
            Food & Beverage Products - 1.3%
  2,000,000 Kroger Co.,
             8.15%, 7/15/2006...................................      1,972,958
                                                                   ------------
            Forest Products - 1.2%
  2,000,000 Georgia Pacific Corp.,
             7.75%, 11/15/2029..................................      1,823,488
                                                                   ------------
            Gaming - 0.7%
    600,000 Casino Magic Louisiana Corp., Ser. B,
             13.00%, 8/15/2003..................................        645,000
    375,000 Isle of Capri Casinos, Inc.,
             8.75%, 4/15/2009...................................        340,312
                                                                   ------------
                                                                        985,312
                                                                   ------------
            Hospitals/Nursing Homes/Healthcare - 0.5%
    700,000 Tenet Healthcare Corp.,
             8.625%, 1/15/2007..................................        674,625
                                                                   ------------
            Oil/Energy - 3.5%
  4,000,000 Enron Corp.,
             6.725%, 11/17/2008.................................      3,668,312
    550,000 Eott Energy Partners LP,
             11.00%, 10/1/2009..................................        554,125

 Principal
   Amount                                                             Value

 CORPORATE BONDS - continued
            Oil/Energy - continued
 $  500,000 Ocean Energy, Inc.,
             Ser. B,
             8.375%, 7/1/2008...................................   $    482,500
    550,000 Pride Petroleum Svcs., Inc.,
             9.375%, 5/1/2007...................................        542,437
                                                                   ------------
                                                                      5,247,374
                                                                   ------------
            Printing, Publishing, Broadcasting &
             Entertainment - 1.6%
  2,500,000 Times Mirror Co.,
             7.45%, 10/15/2009..................................      2,434,070
                                                                   ------------
            Retailing & Wholesale - 0.3%
    475,000 K-Mart Corp.,
             8.375%, 12/1/2004..................................        460,947
                                                                   ------------
            Telecommunication Services & Equipment - 3.7%
    350,000 Allegiance Telecom, Inc.,
             12.875%, 5/15/2008.................................        383,250
    430,000 Intermedia Communications, Inc.,
             Ser. B,
             8.60%, 6/1/2008....................................        393,450
    500,000 Level 3 Communications, Inc.,
             11.00%, 3/15/2008..................................        486,250
  1,200,000 McLeod USA, Inc.,
             9.25%, 7/15/2007...................................      1,152,000
    420,000 Metromedia Fiber Network, Inc.,
             Ser. B,
             10.00%, 11/15/2008.................................        401,100
  3,000,000 Sprint Capital Corp.,
             6.125%, 11/15/2008.................................      2,669,670
                                                                   ------------
                                                                      5,485,720
                                                                   ------------
            Utilities - Electric - 1.9%
  3,000,000 Central Power & Light Co.,
             Ser. K,
             6.625%, 7/1/2005...................................      2,841,960
                                                                   ------------
            Total Corporate Bonds (cost $52,206,387)............     49,581,164
                                                                   ------------
 MORTGAGE-BACKED SECURITIES - 22.8% (a)
  6,700,000 FHLB,
             7.375%, 2/12/2010 (e)..............................      6,741,064
  1,569,064 FHLMC,
             Ser. 1647, Class B,
             6.50%, 11/15/2008 (e)..............................      1,511,660
            FNMA:
  3,008,185  6.00%, 12/1/2013...................................      2,773,878
  2,372,206  6.50%, 9/25/2008 - 11/1/2014 (e)...................      2,243,068
  8,700,870  7.50%, 4/1/2015 - 5/1/2015 (e).....................      8,656,415
  6,482,000  8.50%, 4/1/2030 (e)................................      6,584,416
            GNMA:
  3,607,510  7.00%, 12/15/2008 - 4/15/2024 (e)..................      3,531,551
  1,683,041  7.125%, 4/15/2001 (e) .............................      1,708,136
                                                                   ------------
            Total Mortgage-Backed Securities
             (cost $34,148,897).................................     33,750,188
                                                                   ------------
 U. S. TREASURY OBLIGATIONS - 2.8%
  4,650,000 U.S. Treasury Bonds,
             5.25%, 2/15/2029
             (cost $4,168,690) (e)..............................      4,087,643
                                                                   ------------

                                   EVERGREEN
                              Quality Income Fund
                      Schedule of Investments (continued)
                                 April 30, 2000


   Shares                                                             Value

 PREFERRED STOCK - 2.3%
  4,350,000 Home Ownership Funding, (cost $3,427,677)...........   $  3,375,626
                                                                   ------------
 Principal
   Amount                                                             Value

 YANKEE OBLIGATIONS - 9.8%
            Cable/Other Video Distribution - 0.8%
 $1,100,000 Rogers Cablesystems Ltd.,
             Ser. B,
             10.00%, 3/15/2005..................................      1,149,500
                                                                   ------------
            Diversified Companies - 1.1%
  2,000,000 Rothmans Nederland Holdings BV, MTN,
             6.875%, 5/6/2008...................................      1,709,273
                                                                   ------------
            Finance & Insurance - 3.5%
  2,525,000 Ford Capital BV,
             9.875%, 5/15/2002..................................      2,620,670
  2,500,000 Principal Finl. Group Australia,
             8.20%, 8/15/2009 (c)...............................      2,498,317
                                                                   ------------
                                                                      5,118,987
                                                                   ------------

 Principal
   Amount                                                             Value

 YANKEE OBLIGATIONS - continued
            Telecommunication Services & Equipment - 4.4%
 $3,000,000 Cable & Wireless Communications,
             6.75%, 12/1/2008...................................   $  2,967,600
    550,000 Clearnet Communications, Inc.,
             Sr. Disc. Notes, Step Bond,
             0.00%, 12/15/2005 (b)..............................        561,000
  3,000,000 Vodafone Airtouch, PLC,
             7.75%, 2/15/2010...................................      2,958,504
                                                                   ------------
                                                                      6,487,104
                                                                   ------------
            Total Yankee Obligations
             (cost $14,959,178).................................     14,464,864
                                                                   ------------
 REPURCHASE AGREEMENT - 4.1%
  6,022,594 State Street Bank & Trust Co.,
             5.67%, dated 04/28/2000, maturing 05/01/2000;
             maturity value $6,025,440 (cost $6,022,594) (d)....      6,022,594
                                                                   ------------

            Total Investments -
             (cost $179,929,532).........................   116.9%  172,956,840
            Other Assets and Liabilities - net...........   (16.9)  (24,979,253)
                                                            -----  ------------
            Net Assets...................................   100.0% $147,977,587
                                                            =====  ============

(a) The estimated maturity may be shorter than the stated maturity due to ac-celerated prepayments of principal.
(b) Security initially issued in zero coupon form which converts to coupon form at a specified rate and date. An effective interest rate is applied to rec-ognize interest income daily for the bond. This rate is based on total ex-pected interest to be earned over the life of the bond which consists of the aggregate coupon-interest payments and discount at acquisition. The rate shown is the stated rate at the current period end.
(c) Securities that may be sold to qualified institutional buyers under Rule 144A of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trust-ees.
(d) The repurchase agreement is fully collateralized by $6,045,000 FNMA 6.195%, 12/27/2000; value including accrued interest--$6,147,850.
(e) A portion of these securities have been segregated as collateral for re-verse repurchase agreements.

Summary of Abbreviations:
FHLB  Federal Home Loan Bank
FHLMC Federal Home Loan Mortgage Corporation
FNMA  Federal National Mortgage Association
GNMA  Government National Mortgage Association
MTN   Medium Term Note

                       See Notes to Financial Statements.

                                   EVERGREEN
                              Quality Income Fund
                      Statement of Assets and Liabilities
                                 April 30, 2000

--------------------------------------------------------------------------------

Assets
 Identified cost of securities................................... $179,929,532
 Net unrealized gains or losses on securities....................   (6,972,692)
-------------------------------------------------------------------------------
 Market value of securities......................................  172,956,840
 Cash............................................................        3,559
 Receivable for securities sold..................................    1,973,640
 Receivable for Fund shares sold.................................       67,209
 Interest receivable.............................................    2,611,273
 Prepaid expenses and other assets...............................      204,714
-------------------------------------------------------------------------------
  Total assets...................................................  177,817,235
-------------------------------------------------------------------------------
Liabilities
 Distributions payable...........................................      762,817
 Payable for Fund shares redeemed................................      198,795
 Payable for reverse repurchase agreements.......................   28,823,971
 Distribution Plan expenses payable..............................        7,535
 Due to other related parties....................................        1,214
 Accrued expenses and other liabilities..........................       45,316
-------------------------------------------------------------------------------
  Total liabilities..............................................   29,839,648
-------------------------------------------------------------------------------
Net assets....................................................... $147,977,587
-------------------------------------------------------------------------------
Net assets represented by
 Paid-in capital................................................. $179,931,034
 Overdistributed net investment income...........................     (763,354)
 Accumulated net realized gains or losses on securities and
  futures contracts..............................................  (24,217,401)
 Net unrealized gains or losses on securities....................   (6,972,692)
-------------------------------------------------------------------------------
Total net assets................................................. $147,977,587
-------------------------------------------------------------------------------
Net assets consists of
 Class A......................................................... $ 74,821,491
 Class B.........................................................      456,750
 Class C.........................................................   72,698,296
 Class Y.........................................................        1,050
-------------------------------------------------------------------------------
Total net assets................................................. $147,977,587
-------------------------------------------------------------------------------
Shares outstanding
 Class A.........................................................    6,262,811
 Class B.........................................................       38,227
 Class C.........................................................    6,085,045
 Class Y.........................................................           84
-------------------------------------------------------------------------------
Net asset value per share
 Class A......................................................... $      11.95
-------------------------------------------------------------------------------
 Class A--Offering price (based on sales charge of 4.75%)........ $      12.55
-------------------------------------------------------------------------------
 Class B......................................................... $      11.95
-------------------------------------------------------------------------------
 Class C......................................................... $      11.95
-------------------------------------------------------------------------------
 Class Y......................................................... $      12.50
-------------------------------------------------------------------------------

                       See Notes to Financial Statements.

                                   EVERGREEN
                              Quality Income Fund
                            Statements of Operations

                                                       Year Ended
                                          -------------------------------------
                                          April 30, 2000 (a) September 30, 1999
-------------------------------------------------------------------------------
Investment income
 Interest................................    $ 8,209,858        $ 17,136,331
 Dividends...............................              0             144,975
-------------------------------------------------------------------------------
  Total investment income................      8,209,858          17,281,306
-------------------------------------------------------------------------------
Expenses
 Advisory fee............................        621,650           1,258,891
 Distribution Plan expenses..............        619,272           1,058,124
 Administrative services fees............        103,608             209,815
 Transfer agent fee......................        198,858             240,192
 Trustees' fees and expenses.............          3,634               4,330
 Printing and postage expenses...........          7,302              24,733
 Custodian fee...........................         43,022              31,164
 Registration and filing fees............         41,544             168,883
 Professional fees.......................         12,858              34,915
 Interest expense........................        572,234           2,331,502
 Other...................................         50,445              15,878
-------------------------------------------------------------------------------
  Total expenses.........................      2,274,427           5,378,427
  Less: Expense reductions...............        (18,530)                  0
        Fee waivers......................       (235,525)           (312,164)
-------------------------------------------------------------------------------
  Net expenses...........................      2,020,372           5,066,263
-------------------------------------------------------------------------------
 Net investment income...................      6,189,486          12,215,043
-------------------------------------------------------------------------------
Net realized and unrealized gains or
 losses on securities and futures
 contracts
 Net realized gains or losses on:
  Securities.............................     (4,664,207)         (4,581,576)
  Futures contracts......................       (607,223)           (307,773)
-------------------------------------------------------------------------------
 Net realized gains or losses on
  securities and futures contracts.......     (5,271,430)         (4,889,349)
-------------------------------------------------------------------------------
 Net change in unrealized gains or losses
  on securities and futures contracts....     (1,369,537)        (14,077,222)
-------------------------------------------------------------------------------
 Net realized and unrealized gains or
  losses on securities and futures
  contracts..............................     (6,640,967)        (18,966,571)
-------------------------------------------------------------------------------
 Net decrease in net assets resulting
  from operations........................    $  (451,481)       $ (6,751,528)
-------------------------------------------------------------------------------

(a) For the seven months ended April 30, 2000. The Fund changed its fiscal year end from September 30 to April 30, effective April 30, 2000.

                       See Notes to Financial Statements.

                                   EVERGREEN
                              Quality Income Fund
                      Statements of Changes in Net Assets

                              Year Ended         Year Ended         Year Ended
                          April 30, 2000 (a) September 30, 1999 September 30, 1998
----------------------------------------------------------------------------------
Operations
 Net investment income..    $   6,189,486      $  12,215,043       $  9,334,606
 Net realized gains or
  losses on securities
  and futures
  contracts.............       (5,271,430)        (4,889,349)           713,191
 Net change in
  unrealized gains or
  losses on securities
  and futures
  contracts.............       (1,369,537)       (14,077,222)         6,558,180
----------------------------------------------------------------------------------
  Net increase
   (decrease) in net
   assets resulting from
   operations...........         (451,481)        (6,751,528)        16,605,977
----------------------------------------------------------------------------------
Distributions to
 shareholders from
 Net investment income
  Class A...............       (3,273,056)        (6,334,342)        (4,831,082)
  Class B...............           (6,996)                 0                  0
  Class C (b)...........       (2,651,977)        (6,056,792)        (5,431,749)
  Class Y...............              (39)               (19)               (51)
 Tax return of capital
  Class A...............         (208,907)                 0                  0
  Class B...............             (447)                 0                  0
  Class C (b)...........         (169,266)                 0                  0
  Class Y...............               (2)                 0                  0
----------------------------------------------------------------------------------
 Total distributions ...       (6,310,690)       (12,391,153)       (10,262,882)
----------------------------------------------------------------------------------
Capital share
 transactions
 Proceeds from shares
  sold..................       58,056,307        111,477,462        106,644,051
 Net asset value of
  shares issued in
  reinvestment of
  distributions.........        3,944,826          8,117,826        (40,705,601)
 Payment for shares
  redeemed..............     (108,459,191)      (106,436,056)         6,677,759
----------------------------------------------------------------------------------
  Net increase
   (decrease) in net
   assets resulting from
   capital share
   transactions.........      (46,458,058)        13,159,232         72,616,209
----------------------------------------------------------------------------------
   Total increase
    (decrease) in net
    assets..............      (53,220,229)        (5,983,449)        78,959,304
Net assets
 Beginning of period....      201,197,816        207,181,265        128,221,961
----------------------------------------------------------------------------------
 End of period..........    $ 147,977,587      $ 201,197,816       $207,181,265
----------------------------------------------------------------------------------
Overdistributed net
 investment income......    $    (763,354)     $    (972,239)      $   (923,573)
----------------------------------------------------------------------------------

(a) For the seven months ended April 30, 2000. The Fund changed its fiscal year end from September 30 to April 30, effective April 30, 2000.
(b) Effective October 18, 1999, Class B shares of Mentor Quality Income Portfo-lio were redesignated as Class C shares of Evergreen Quality Income Fund.

                       See Notes to Financial Statements.

                         Notes to Financial Statements

1. ORGANIZATION

The Evergreen Quality Income Fund (the "Fund") (formerly Mentor Quality Income
Fund) is a diversified series of Evergreen Fixed Income Trust (the "Trust"), a Delaware business trust organized on September 18, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). Prior to October 15, 1999 the Fund was a diversified series of a Massachusetts business trust.

The Fund offers Class A, Class B, Class C and Class Y shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B and Class C shares are sold without a front-end sales charge, but pay a higher ongoing dis-tribution fee than Class A. Class B shares are sold subject to a contingent de-ferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Class B shares purchased after January 1, 1997 will automatically convert to Class A shares after seven years. Class B shares purchased prior to January 1, 1997 follow the conversion rights at the time the shares were purchased. Class C shares are sold subject to a 2.00% con-tingent deferred sales charge payable on shares redeemed within one year after the month of purchase and a 1.00% contingent deferred sales charge if such shares are redeemed within two years after the month of purchase. Class C shares purchased prior to February 1, 2000 follow the contingent deferred sales charge schedule at the time the shares were initially purchased. Class Y shares are sold at net asset value and are not subject to contingent deferred sales charges or distribution fees. Class Y shares are sold only to investment advi-sory clients of First Union Corporation ("First Union") and its affiliates, certain institutional investors or Class Y shareholders of record of certain other funds managed by First Union and its affiliates as of December 30, 1994. Effective October 18, 1999, the former Mentor Quality Income Portfolio Class B shares became Class C shares of the Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently fol-lowed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect amounts reported here-in. Actual results could differ from these estimates.

A. Valuation of Securities
Corporate bonds, U.S. government obligations, mortgage and other asset-backed securities and other fixed-income securities are valued at prices provided by an independent pricing service. In determining a price for normal institution-al-size transactions, the pricing service uses methods based on market transac-tions for comparable securities and analysis of various relationships between similar securities, which are generally recognized by institutional traders. Securities for which valuations are not available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of market value obtained from yield data relating to investments or securities with similar characteristics. Otherwise, securities for which valua-tions are not readily available from an independent pricing service (including restricted securities) are valued at fair value as determined in good faith ac-cording to procedures established by the Board of Trustees.

Mutual fund shares held by the Fund are valued at the net asset value of the mutual fund.

Short-term investments with remaining maturities of 60 days or less are carried at amortized cost, which approximates market value.

B. Repurchase Agreements
The Fund may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held in a segregated account by the custodian on the Fund's behalf. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the Fund and the counterparty. The Fund monitors the adequacy of the collateral daily and will require the seller to provide additional collateral in the event the market value of the securities pledged falls below the carrying value of the repurchase agreement, including accrued interest. The Fund will only enter into repurchase agreements with banks and other financial institutions, which are deemed by the investment advisor to be creditworthy pursuant to guidelines established by the Board of Trustees.

Pursuant to an exemptive order issued by the Securities and Exchange Commission the Fund may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are fully collateralized by U.S. Treasury and/or federal agency obligations.

C. Reverse Repurchase Agreements
To obtain short-term financing, the Fund may enter into reverse repurchase agreements with qualified third-party broker-dealers. Interest on the value of reverse repurchase agreements is based upon competitive market rates at the time of issuance. At the time the Fund enters into a reverse repurchase agree-ment, it will establish and maintain a segregated account with the custodian containing qualifying assets having a value not less than the repurchase price, including accrued interest. If the counterparty to the transaction is rendered insolvent, the ultimate realization of the securities to be repurchased by the Fund may be delayed or limited.

D. Futures Contracts
In order to gain exposure to or protect against changes in security values, the Fund may buy and sell futures contracts.

The initial margin deposited with a broker when entering into a futures trans-action is subsequently adjusted by daily payments or receipts ("variation mar-gin") as the value of the contract changes. Such changes are recorded as unrealized gains or losses. Realized gains or losses are recognized on closing the contract.

Risks of entering into futures contracts include (i) the possibility of an il-liquid market for the contract, (ii) the possibility that a change in the value of the contract may not correlate with changes in the value of the underlying instrument or index, and (iii) the credit risk that the other party will not fulfill their obligations under the contract. Futures contracts also involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities.

E. Securities Lending
In order to generate income and to offset expenses, the Fund may lend portfolio securities to brokers, dealers and other qualified financial organizations. The Fund's investment advisor will monitor the creditworthiness of such borrowers. Loans of securities may not exceed 33 1/3% of a Fund's total assets and will be collateralized by cash, letters of credit or U.S. Government securities that are maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities, including accrued interest. The Fund monitors the adequacy of the collateral daily and will require the borrower to provide additional collateral in the event the value of the collateral falls below 100% of the market value of the securities on loan. While such securities are on loan, the borrower will pay a Fund any income accruing thereon, and the Fund may invest any cash collateral received in portfolio securities, thereby increasing its return. The Fund will have the right to call any such loan and obtain the securities loaned at any time on five days' notice. Any gain or loss in the market price of the loaned securities, which occurs during the term of the loan, would affect a Fund and its investors. The Fund may pay fees in con-nection with such loans.

F. Mortgage Dollar Roll Transactions
The Fund may engage in mortgage dollar roll transactions with respect to mort-gage-backed securities issued by GNMA, FNMA, and FHLMC. In a mortgage dollar roll transaction, the Fund sells a mortgage-backed security to a financial in-stitution, such as a bank or broker/dealer, and simultaneously agrees to repur-chase a substantially similar (i.e., same type, coupon, and maturity) security from the institution at a later date at an agreed upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mort-gages with different prepayment histories. During the roll period the Fund foregoes principal and interest paid on the securities. The Fund receives com-pensation from the interest earned on the cash proceeds of the initial sale and in the form of a fee which is recorded as deferred income and amortized to in-come over the roll period, or alternatively, a lower price for the security upon its repurchase. Mortgage dollar rolls may be re-newed with a new purchase and repurchase price and cash settlement made at each renewal without physical delivery of the securities subject to the contract.

G. Residual Interests
A derivative security is any investment that derives its value from an under-lying security, asset, or market index. The Fund may invest in mortgage secu-rity residual interests ("residuals"), which are considered derivative securi-ties. The Fund's investments in residuals are primarily in securities issued by proprietary mortgage trusts. While these entities have been highly leveraged, often having indebtedness of up to 95% of their total value, the Fund has not incurred any indebtedness in the course of making these residual investments; nor has the Fund's assets been pledged to secure the indebtedness of the issu-ing structure or the Fund's investment in the residuals. In consideration of the risk associated with investment in residual securities, it is the Fund's policy to limit their exposure at the time of purchase to no more than 20% of their total assets.

H. When-issued and Delayed Delivery Transactions
The Fund records when-issued or delayed delivery transactions on the trade date and will segregate with the custodian qualifying assets having a value suffi-cient to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

I. Security Transactions and Investment Income
Securities transactions are accounted for no later than one business day after the trade date. Realized gains and losses are computed on the identified cost basis. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Dividend income is recorded on the ex-dividend date or in the case of some foreign securities, on the date there-after when the Fund is made aware of the dividend. Foreign income and capital gains realized on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

J. Federal Taxes
The Fund has qualified and intends to continue to qualify as a regulated in-vestment company under the Internal Revenue Code of 1986, as amended (the "Code"). Thus, the Fund will not incur any federal income tax liability since it is expected to distribute all of its net investment company taxable income and net capital gains, if any, to its shareholders. The Fund also intends to avoid any excise tax liability by making the required distributions under the Code. Accordingly, no provision for federal taxes is required. To the extent that realized capital gains can be offset by capital loss carryforwards, it is the Fund's policy not to distribute such gains.

K. Distributions
Distributions from net investment income for the Fund are declared daily and paid monthly. Distributions from net realized capital gains, if any, are paid at least annually. Distributions to shareholders are recorded at the close of business on the ex-dividend date.

Income and capital gains distributions to shareholders are determined in accor-dance with income tax regulations, which may differ from generally accepted ac-counting principles. The significant differences between financial statement amounts available for distributions and distributions made in accordance with income tax regulations are primarily due to differing treatment for futures contracts, mortgage dollar roll transactions, residual interests and certain losses on securities repurchased.

L. Class Allocations
Income, expenses (other than class specific expenses) and realized and unrealized gains and losses are prorated among the classes based on the rela-tive net assets of each class. Currently, class specific expenses are limited to expenses incurred under the Distribution Plans for each class.

3. INVESTMENT ADVISORY AGREEMENTS AND OTHER AFFILIATED TRANSACTIONS

Mentor Investment Advisors, LLC ("Mentor Advisors"), a subsidiary of First Union, is the investment advisor to the Fund, and is paid a management fee that is computed and paid daily at an annual rate of 0.60% of the Fund's average daily net assets.

During the period ended April 30, 2000, the amount of investment advisory fees waived by the investment advisor was $235,525, which impacted the Fund's annualized expense ratio by 0.23% of the Fund's average daily net assets.

Evergreen Investment Services ("EIS"), a subsidiary of First Union, is the ad-ministrator to the Fund. As administrator, EIS provides the Fund with facili-ties, equipment and personnel. EIS is entitled to a fee at an annual rate of 0.10% of the average daily net assets of the Fund.

Officers of the Fund and affiliated Trustees received no compensation directly from the Fund.

Evergreen Service Company ("ESC"), a subsidiary of First Union, is the transfer and dividend disbursing agent for the Fund.

4. DISTRIBUTION PLANS

Evergreen Distributor, Inc. ("EDI"), a wholly owned subsidiary of the BISYS Group, Inc. ("BISYS"), serves as principal underwriter to the Fund.

The Fund has adopted Distribution Plans, as allowed by Rule 12b-1 of the 1940 Act, for each class of shares, except Class Y. Distribution plans permit a Fund to compensate its principal underwriter for costs related to selling shares of the Fund and for various other services. These costs, which consist primarily of commissions and service fees to broker-dealers who sell shares of the Fund, are paid by the Fund through "Distribution Plan expenses". Under the Distribu-tion Plans, Class A incurs distribution fees equal to 0.25% of the average daily net asset of the class, all of which is used to pay for shareholder serv-ice fees. Class B and Class C incur distribution fees equal to 1.00% of the av-erage daily net assets of each class. Of this amount, 0.25% is used to pay for shareholder service fees and 0.75% is used to pay for distribution-related costs. Distribution Plan expenses are calculated and paid daily.

During the period ended April 30, 2000, amounts paid or accrued to EDI pursuant to the Fund's Class A, Class B and Class C Distribution Plans were $122,829, $1,312 and $430,397, respectively.

With respect to Class B and Class C shares, the principal underwriter may pay distribution fees greater than the allowable annual amounts the Fund is permit-ted to pay under the Distribution Plans.

Each of the Distribution Plans may be terminated at any time by vote of the In-dependent Trustees or by vote of a majority of the outstanding voting shares of the respective class.

Prior to October 18, 1999, Mentor Distributors, LLC ("Mentor Distributors") served as principal underwriter to the Mentor Quality Income Portfolio. Mentor Distributors is a wholly owned subsidiary of BISYS Fund Services, Inc. The for-mer Mentor Quality Income Portfolio had adopted a Distribution Plan under Rule 12b-1 of the 1940 Act for its Class B shares. To compensate Mentor Distributors for the services it provided and for the expenses it incurred, Class B shares of the former Mentor Fund paid a distribution fee of 0.50%, which was accrued daily and paid monthly.

Prior to October 18, 1999, the former Mentor Quality Income Portfolio had also adopted a Shareholder Servicing Plan (the "Service Plan") with Mentor Distribu-tors with respect to its Class A and Class B shares. Under the Service Plan, financial institutions entered into shareholder service agreements with the Mentor Quality Income Portfolio to provide administrative support services to its customers, who from time to time might have been owners of record or bene-ficial owners of Class A or Class B shares of the former Mentor Quality Income Portfolio. In return for providing these support services, a financial institu-tion might have received payments from the former Mentor Quality Income Portfolio at an annual rate of 0.25% of the average daily net assets of the Class A or Class B shares of the former Mentor Quality Income Portfolio beneficially owned by the financial in-stitution's customers for whom it was a holder of record or with whom it had a servicing relationship.

For the period ended April 30, 2000, amounts paid or accrued to Mentor Distrib-utors pursuant to the Mentor Quality Income Portfolio Class A and Class B Dis-tribution and Service Plans were $12,375 and $52,359, respectively.

5. CAPITAL SHARE TRANSACTIONS

The Fund has an unlimited number of shares of beneficial interest with $0.001 par value authorized. Shares of beneficial interest of the Fund are currently divided into Class A, Class B, Class C and Class Y. Transactions in shares of the Fund were as follows:

Quality Income Fund

                               Year Ended                Year Ended                Year Ended
                           April 30, 2000 (a)        September 30, 1999        September 30, 1998
                         ------------------------  ------------------------  ------------------------
                           Shares       Amount       Shares       Amount       Shares       Amount
------------------------------------------------------------------------------------------------------
Class A
Shares sold.............  1,463,559  $ 18,095,721   6,870,812  $ 86,944,421   4,256,782  $ 56,191,423
Shares issued in
 reinvestment of
 distributions..........    167,765     2,058,340     300,159     3,883,017  (1,597,720)  (21,178,895)
Shares redeemed......... (3,720,341)  (45,571,203) (5,746,275)  (71,969,150)    233,015     3,077,659
------------------------------------------------------------------------------------------------------
Net increase
 (decrease)............. (2,089,017)  (25,417,142)  1,424,696    18,858,288   2,892,077    38,090,187
------------------------------------------------------------------------------------------------------
Class B (c)
Shares sold.............     42,854       524,456
Shares issued in
 reinvestment of
 distributions..........        220         2,687
Shares redeemed.........     (4,847)      (58,919)
------------------------------------------------------------------------------------------------------
Net increase............     38,227       468,224
------------------------------------------------------------------------------------------------------
Class C (b)
Shares sold.............  3,247,735    39,436,130   1,882,214    24,533,041   3,811,046    50,451,628
Shares issued in
 reinvestment of
 distributions..........    153,598     1,883,747     327,045     4,234,809  (1,478,885)  (19,526,706)
Shares redeemed......... (5,153,798)  (62,829,069) (2,669,108)  (34,466,906)    272,551     3,600,049
------------------------------------------------------------------------------------------------------
Net decrease............ (1,752,465)  (21,509,192)   (459,849)   (5,699,056)  2,604,712    34,524,971
------------------------------------------------------------------------------------------------------
Class Y
Shares sold.............          0             0           0             0          76         1,000
Shares issued in
 reinvestment of
 distributions..........          4            52           0             0           0             0
Shares redeemed.........          0             0           0             0           4            51
------------------------------------------------------------------------------------------------------
Net increase............          4            52           0             0          80         1,051
------------------------------------------------------------------------------------------------------
Net increase
 (decrease).............             $(46,458,058)             $ 13,159,232              $ 72,616,209
------------------------------------------------------------------------------------------------------

(a) For the seven months ended April 30, 2000. The Fund changed it's fiscal year end from September 30 to April 30, effective April 30, 2000.
(b) Effective October 18, 1999, shareholders of Mentor Quality Income Portfolio Class B shares became owners of that number of full and fractional shares of Class C shares of Quality Income Fund.
(c) For the period from October 18, 1999 (commencement of class operations) to April 30, 2000.

6. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities and mortgage dollar roll transactions) were as follows for the period ended April 30, 2000:

                  Cost of Purchases                       Proceeds from Sales
         -------------------------------------    -----------------------------------
         U.S. Government   Non-U.S. Government    U.S. Government Non-U.S. Government
         ----------------------------------------------------------------------------
           $90,801,270         $80,774,799         $126,687,844       $78,162,102

During the period ended April 30, 2000, the Fund entered into reverse repur-chase agreements. The average daily balance of reverse repurchase agreements was approximately $16,960,629 at a weighted average interest rate of 5.80%. During the period ended April 30, 2000, the Fund incurred an interest expense of $572,234 related to reverse repurchase agreements. The impact on the Fund's expense ratio represented as a percentage of its average net assets was 0.55%. The maximum amount outstanding during the period was $28,553,270 (including ac-crued interest). At April 30, 2000, the Fund had reverse repurchase agreements outstanding of

  $24,714,578 and $4,109,393 with interest rates and maturity dates of 6.00% and 5/3/2000 and 5.95% and 5/3/2000, respectively. State Street Bank and Trust Co. is the counterparty for both reverse repurchase agreements.

The Fund loaned securities during the period ended April 30, 2000 to certain brokers who paid the Fund a negotiated lenders' fee. These fees are included in interest income. During the period ended April 30, 2000, the Fund earned $2,549 in income from securities lending. As of April 30, 2000, the Fund had no secu-rities on loan.

During the period ended April 30, 2000, the Fund entered into mortgage dollar roll transactions in which the Fund earned $61,303. At April 30, 2000, the Fund had no mortgage dollar roll agreements outstanding.

At April 30, 2000, the composition of unrealized appreciation and depreciation on securities based on the aggregate cost of securities for federal income tax purposes were as follows:

                         Gross Unrealized     Gross Unrealized     Net Unrealized
           Tax Cost        Appreciation         Depreciation        Depreciation
         ------------------------------------------------------------------------
         $180,390,355        $39,664            $(7,473,179)        $(7,433,515)

As of April 30, 2000, the Fund had capital loss carryovers for federal income tax purposes as follows:

                                           Expiration
               ------------------------------------------------------------------
                  Total       2002       2003       2004       2005       2008
               ------------------------------------------------------------------
               $19,492,367 $3,547,591 $7,326,035 $1,708,773 $1,325,149 $5,584,819

Capital losses incurred after October 31 within a Fund's fiscal year are deemed to arise on the first business day of the Fund's following fiscal year. The Fund has incurred and will elect to defer post October losses of $4,264,212.

7. EXPENSE REDUCTIONS

The Fund has entered into expense offset arrangements with ESC and its custo-dian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's related expenses. The assets deposited with ESC and the custodian under these expense offset arrangements could have been invested in income-producing assets. The amount of expense reductions received by the Fund was $18,530 which impacted the Fund's annualized expense ratio by 0.02% of the Fund's average daily net assets.

8. DEFERRED TRUSTEES' FEES

Each Independent Trustee of the Fund may defer any or all compensation related to performance of their duties as Trustees. The Trustees' deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts are based on the investment performance of certain Evergreen Funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund's Trustees' fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

9. FINANCING AGREEMENT

On August 6, 1999, the Fund became party to a credit agreement between certain Evergreen Funds and a group of banks (the "Lenders"). Under this agreement, ef-fective for certain Evergreen Funds on July 27, 1999, the Lenders provide an unsecured revolving credit commitment in the aggregate amount of $1.050 bil-lion. The credit facility is allocated, under the terms of the financing agree-ment, among the Lenders. The credit facility is accessed by the Funds for tem-porary or emergency purposes to fund the redemption of their shares or for gen-eral working capital purposes as permitted by each Fund's borrowing restric-tions. Borrowings under this facility bear interest at 0.75% per annum above the Federal Funds rate (1.50% per annum above the Federal Funds rate during the period from and including December 1, 1999 through and including January 31,
2000). A commitment fee of 0.10% per annum is incurred on the average daily un-used portion of the revolving credit commitment. The commitment fee is allo-cated to all funds. For its assistance in arranging this financing agree-ment, First Union Capital Markets Corp. was paid a one-time arrangement fee of $250,000. State Street serves as paying agent for the funds and as paying agent is entitled to a fee of $20,000 per annum which is allocated to all the funds.

The Fund did not borrow under this agreement during the period ended April 30, 2000.

                          Independent Auditors' Report

Board of Trustees and Shareholders
Evergreen Fixed Income Trust

We have audited the accompanying statements of assets and liabilities, includ-ing the schedule of investments of the Evergreen Quality Income Fund, a portfo-lio of Evergreen Fixed Income Trust, as of April 30, 2000, and the related statements of operations for the seven months then ended and the year ended September 30, 1999, statements of changes in net assets for the seven months then ended and the two year period ended September 30, 1999, and the financial highlights for the seven months ended April 30, 2000 and each of the years or periods in the five-year period ended September 30, 1999. These financial statements and financial highlights are the responsibility of the Fund's man-agement. Our responsibility is to express an opinion on these financial state-ments and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally ac-cepted in the United States of America. Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the finan-cial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2000 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Ever-green Quality Income Fund as of April 30, 2000, the results of its operations, changes in its net assets and financial highlights for each of the years or pe-riods described above in conformity with accounting principles generally ac-cepted in the United States of America.

                                   /s/ KPMG LLP

Boston, Massachusetts
June 9, 2000

                                 Evergreen Funds

Money Market
Treasury Money Market Fund
Money Market Fund
Municipal Money Market Fund
Florida Municipal Money Market Fund
New Jersey Municipal Money Market Fund
Pennsylvania Municipal Money Market Fund

Tax Advantaged
Short Intermediate Municipal Bond Fund
High Grade Municipal Bond Fund
Municipal Bond Fund
Connecticut Municipal Bond Fund
Florida Municipal Bond Fund
Florida High Income Municipal Bond Fund
Georgia Municipal Bond Fund
Maryland Municipal Bond Fund
New Jersey Municipal Bond Fund
North Carolina Municipal Bond Fund
Pennsylvania Municipal Bond Fund
South Carolina Municipal Bond Fund
Virginia Municipal Bond Fund
Tax-Free High Income Fund

Income
Short-Duration Income Fund
Intermediate Term Bond Fund
U.S. Government Fund
Quality Income Fund
Diversified Bond Fund
Strategic Income Fund
High Yield Bond Fund

Balanced
Tax Strategic Foundation Fund
Foundation Fund
Balanced Fund

Growth & Income
Utility Fund
Income and Growth Fund
Value Fund
Blue Chip Fund
Growth and Income Fund
Small Cap Value Fund
Select Equity Index Fund

Domestic Growth
Tax Strategic Equity Fund
Capital Growth Fund
Stock Selector Fund
Evergreen Fund
Strategic Growth Fund
Masters Fund
Omega Fund
Small Company Growth Fund
Growth Fund
Aggressive Growth Fund
Select Special Equity Fund

Global International
Global Leaders Fund
Perpetual Global Fund
International Growth Fund
Perpetual International Fund
Global Opportunities Fund
Precious Metals Fund
Emerging Markets Growth Fund
Latin America Fund

Express Line
800.346.3858

Investor Services
800.343.2898



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